UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act

of 1934 Date of Report (Date of earliest event reported):

January 19, 2016

Commission file number

333-193565

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

(f/k/a GREENPRO INC.)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

98-1146821	7374
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 2201, 22/F Malaysia Building

50 Gloucester Road

Wanchai, Hong Kong

(852) 3111 7718

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant's Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On January 18, 2016, the Board of Directors of Greenpro Capital Corp. (the "Company"), approved the dismissal of Weld Asia Associates ("Weldasia") as the Company's independent auditor, effective immediately.

Weldasia served as the Company's independent auditor for the period from July 19, 2013 (inception) to October 31, 2013 and year ended October 31, 2014. Weldasia's report on the Company's financial statements as of and for such periods did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended October 31, 2013, contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

During the period from July 19,2013 (inception) to October 31, 2013 and year ended October 31, 2014, and the subsequent interim period from November 1, 2014 through Weldasia's dismissal on January 18, 2016, there were (1) no disagreements with Weldasia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weldasia, would have caused Weldasia to make reference to the subject matter of the disagreements in connection with its reports, (2) no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, and (3) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Weldasia with a copy of the disclosures in this report and the Company requested a letter from Weldasia addressed to the Commission confirming the statements made by the Company in this report. A copy of that letter is attached as an exhibit to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Weldasia as the Company's independent auditor, the Board of Directors of the Company elected to appoint Anton & Chia, LLC ("A&C") as the Company's independent auditor.

During the period from July 19, 2013 (inception) to October 31, 2013, year ended October 31, 2014, and through the date hereof, neither the Company nor anyone acting on its behalf consulted A&C with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that A&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with Weldasia which, if not resolved to the satisfaction of Weldasia, would have caused Weldasia to make reference to the matter in their report, or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Weld Asia Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: January 19, 2016

	By:	/s/ Lee Chong Kuang

	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)

Date: January 19, 2016

	By:	/s/ Loke Che Chan, Gilbert

	Name:	Loke Che Chan, Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer, Director (Principal Financial Officer, Principal Accounting Officer)